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                                                                   EXHIBIT 10.10

                           NON-COMPETITION AGREEMENT

     THIS NON-COMPETITION AGREEMENT (the "Agreement") is entered into as of January 1, 2000 by and among Numerical Technologies, Inc., a California corporation ("Parent"), Transcription Enterprises, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Sub"), Transcription Enterprises Limited, a California corporation (the "Company") and Kevin MacLean (the "Executive").

                                  Background
                                  ----------

     A. Parent, Sub, the Company, Messrs. Kevin MacLean and Roger Sturgeon have entered into an Agreement and Plan of Reorganization dated as of December 21, 1999 (the "Reorganization Agreement"), which provides for the merger (the "Merger") of the Company with and into Sub. Capitalized terms not otherwise defined in this Agreement have the meanings defined for them in the Reorganization Agreement.

     B. As a condition to the Merger, to preserve the value of the business being acquired by Parent, the Reorganization Agreement contemplates, among other things, that the Executive enter into this Agreement effective upon the Effective Time of the Merger.

     NOW THEREFORE, in consideration of the mutual promises made in this Agreement, Parent, the Company and the Executive agree as follows:

     1.  Covenant Not to Compete or Solicit.
         ----------------------------------

         (a) For two (2) years after the termination of Executive's employment with the Surviving Corporation, Parent or any subsidiary thereof (the "Non-Compete Period"), the Executive shall not directly or indirectly for himself or on behalf of or in conjunction with any other person, company, partnership, corporation, business, group or other entity, without the prior written consent of Parent, engage anywhere in the world in (whether as an employee, consultant, proprietor, partner, director or otherwise), or have any ownership interest in (except for ownership of one percent (1%) or less of the outstanding securities of an entity whose securities are listed on a national securities exchange), or participate in the financing, operation, management or control of, any firm, corporation or business or any business unit of any firm or corporation in any business selling products or services in direct competition with Parent's or the Surviving Corporation's business of developing, marketing, maintaining, supporting or servicing of layout design, mask manufacturing, inspection and direct-write-on-wafer data preparation software or software applications and services that enable integrated circuit designers and manufacturers to produce ICs with subwavelength feature sizes (the "Competing Business"), provided that
                                                                 --------
this Section 1(a) shall not be applicable to the Executive's participation as a service provider in any division of a firm or corporation which division and Executive's participation in such division does not relate in any way to the Competing Business.
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               During the Non-Compete Period, the Executive shall not, directly or indirectly, without the prior written consent of Parent, (i) solicit, encourage or take any other action which is intended to induce any employee of the Surviving Corporation or Parent or any subsidiary thereof to terminate his or her employment with the Surviving Corporation or Parent or any subsidiary thereof (as the case may be), or (ii) interfere in any manner with the contractual or employment relationship between the Surviving Corporation and any employee of the Surviving Corporation or Parent and any employee of Parent or any subsidiary of the Surviving Corporation or Parent and any employee of any such subsidiary (collectively, the "Solicitation Restriction"). Notwithstanding any other provisions contained herein to the contrary, (i) the last day of the Non-Compete Period shall in no event be later than the third anniversary of the effective date of the Merger and (ii) this Agreement shall not be applicable with respect to the Solicitation Restriction or the Executive's participation as a service provider or holding an equity interest in any successor entity of the Company or an entity to which all or substantially all of the assets of the Company is transferred provided that (a) an Event of Default (as defined in Section 5 of the Promissory Notes issued pursuant to the Reorganization Agreement) has occurred and is continuing and (b) the Executive has sought enforcement of the Security Agreement relating to the Promissory Note held by Executive.

          (b) The covenants contained in the preceding paragraphs shall be construed as a series of separate covenants, one of each county, city and state of any geographic area where any business is presently carried on by Parent, the Surviving Corporation or the Company. Except for geographic coverage, each such separate covenant shall be identical in terms to the covenant contained in the preceding paragraphs. If, in any judicial proceeding, a court refuses to enforce any of such separate covenants (or any part thereof), then such unenforceable covenant (or such part) shall be eliminated from this Agreement to the extent necessary to permit the remaining separate covenants (or portions thereof) to be enforced. In the event that the provisions of this Section 1 are deemed to exceed the time, geographic or scope limitations permitted by applicable law, then such provisions shall be reformed to the maximum time, geographic or scope limitations, as the case may be, permitted by applicable laws.

          (c) The Executive acknowledges that the Executive's covenant not to compete or solicit contained in this Section 1 is a condition precedent to the Merger to preserve the value of the business being purchased by Parent pursuant to the Merger. The Executive further acknowledges that breach of this Section 1 would cause irreparable injury to Parent and the Surviving Corporation and agrees that in the event of such breach, Parent and the Surviving Corporation shall each be entitled to seek injunctive relief without the necessity of proving actual damages.

     2.   Miscellaneous.
          -------------

          (a)  Severability. If any portion of this Agreement is held by a court
               ------------
of competent jurisdiction to conflict with any federal, state or local law, such portion of this Agreement shall be of no force or effect and this Agreement shall otherwise remain in full force and effect and be construed as if such portion had not been included in this Agreement.

          (b)  No Assignment. The Executive shall not assign this Agreement or
               -------------
any rights or obligations under this Agreement without the prior written consent of Parent.

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          (c)  Notice. Any notice or other communication required or permitted
               ------
under this Agreement shall be made in writing and delivered personally to the other parties or sent by certified or registered mail, return receipt requested and postage prepaid to the addresses set forth on the signature page hereto or such other address as any such party shall have furnished to the other parties in writing in accordance with this Section 2(c).

          (d)  Entire Agreement. This Agreement contains the entire agreement
               ----------------
and understanding of the parties and supersedes all prior discussions, agreements and understandings relating to the subject matter of this Agreement. This Agreement may not be changed or modified, except by an agreement in writing executed by Parent and the Executive.

          (e)  Effectiveness: Term. This Agreement shall become effective upon
               -------------------
the Effective Date and shall continue in full force and effect for three (3) years from its effectiveness.

          (f)  Other. The waiver of a breach of any term or provision of this
               -----
Agreement shall not operate as or be construed to be a waiver of any other previous or subsequent breach of this Agreement. This Agreement shall be governed by the laws of the State of California. All captions and section headings used in this Agreement are for convenient reference only and do not form a part of this Agreement. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written above.


NUMERICAL TECHNOLOGIES, INC.             EXECUTIVE


By: /s/ Yagyensh C. Pati                 /s/ Kevin MacLean
   --------------------------------      ---------------------------------------
   Name:                                 Name:
   Title:                                Address:
   Address:


TRANSCRIPTION ENTERPRISES LIMITED


By: /s/ Roger Sturgeon
   --------------------------------
   Name:     Roger Sturgeon
   Title:    President
   Address:  16990 Lucky Road
             Los Gatos, CA 95030


TRANSCRIPTION ENTERPRISES, INC.


By: /s/ Yagyensh C. Pati
   --------------------------------
   Name:
   Title:
   Address:


                 [Signature Page to Non-Competition Agreement]

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